Exhibit 99
1 2023 Investor Relations Presentation Results through December 31, 2022

2 UFP INDUSTRIES, INC. 2022 Please be aware that statements included in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projections about the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” likely,” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward-looking statements. These statements do not guarantee future performance and involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. Actual results could differ materially from those included in such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward-looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; adverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to make successful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10-K and 10-Q on file with the Securities and Exchange Commission. Non-GAAP Financial Information: This presentation includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non-GAAP financial information identically (or at all), the information herein may not be comparable to other similarly titled measures used by other companies. Management considers adjusted EBITDA and return on invested capital to be non-GAAP alternative performance measures which may provide useful information to investors. This presentation is the property of UFP Industries, Inc. Any redistribution, retransmission, or reprinting of this presentation in any form without the express written consent of UFP Industries is strictly prohibited.

3 UFP Industries is a holding company whose operating subsidiaries – UFP Packaging, UFP Construction and UFP Retail Solutions – manufacture, distribute and sell a wide variety of value-added products used in residential and commercial construction, outdoor living, packaging and other industrial applications worldwide. NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION.™

4 39% 32% 25% 4% Based on 2022 Net Sales I NT R O DU CT I O N UFP AT A GLANCE Retail - $3.7B in 2022 Big box, independents, & buying co-ops Construction - $3.1B in 2022 Single- and multi-family builders, commercial builders, concrete formers, factory-built housing (mobile & modular homes) & RVs 2022 Packaging - $2.4B in 2022 Broad range of Industrial manufacturers, OEM’s, agricultural and logistics International - $0.4B in 2022 Overseas sourcing and selling with manufacturing and design assets in eight countries 15,000+ Number of employees worldwide 218 Number of facilities worldwide $9.6B 2022 Net Sales $1.1B 2022 Adj. EBITDA 1955 Company founded in Alma, MI, now HQ’ed in Grand Rapids $

5 I NT R O DU CT I O N WHERE WE ARE 2022 193 2 4 1 11 1 5 218 Locations 1

6 BU S I NE S S M O DE L LONG-TERM FINANCIAL GOALS 2022 Annual unit sales growth of 5-7 percent, including small acquisitions 10% Adjusted EBITDA margin Earn incremental return on new investment greater than WACC Maintain a conservative capital structure

7 BU S I NE S S M O DE L INNOVATION AND NEW PRODUCTS 2013 $426m 3% 10% $85m New Products 2022 10% $540m Sales % of Sales Sales % of Sales Sales % of Sales $842m 10% Sales % of Sales 2013 2020 2019 2021 $736m Sales % of Sales 2022 8% 4%* $377m* *This represents the new product sales, while still sold, that were sunset in 2022 and excluded because they no longer meet the definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing and gaining market penetration.

8 New Structure Drives Better Strategy, Development and Execution Western Division Southern Division Northern Division 2020 and Beyond 1955 - 2019 2020 and Beyond Our new structure, based on management of market segments rather than geography, brought greater focus, effecting: • Improved alignment with our customers • Faster introduction of new, value-added products • Better, quicker decision making • More effective allocation of capital Result: better EBITDA margins and ROIC. 2022 BU S I NE S S M O DE L

BUSINESS MODEL

A UNIQUE CULTURE BUILT FOR GOOD TIMES AND BAD

Balanced Business Model

Diversified business portfolio mitigates lumber and business risk.

Mix of fixed- and variable-priced products hedges volatile lumber prices.

Stable

Strong Balance Sheet

Return-focused approach to capital allocation.

Capital reserves used opportunistically.

Prepared

Experienced Leadership

Average senior management team tenure: 22.3 years.

67 straight years of profitability.

Focused

Incentives Aligned With Shareholders

Every plant is a profit center and all employees bonused on ROI.

All managers required to own stock.

Entrepreneurial

Model maintains performance in cyclical and secular downturns.

2022

10 U F P I ND U S T R I E S BUSINESS SEGMENTS 2022

11 BU S I NE S S S E G M E NT S 2022 2013 Value-added as a % of Net Sales 2013 $284m 19% 15% $402m $510m 19% Sales % of Sales Commodity Value-added 2019 2020 2021 58% 42% 46% 43% 57% Sunbelt 54% $924M 2022 DecKorators** $326M 2022 UFP Edge $168M 2022 Prowood* $2.2B 2022 *Includes $393M in Outdoor Essentials, $338M in Retail Building Materials, and $97M in Handprint. **Comprised of 64% to Big Box customers and 36% to one- and two-step distribution. (1) This represents the new product sales, while still sold, that were sunset in 2022 and excluded because they no longer meet the definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing and gaining market penetration. New Products & % of Net Sales 55% 45% 2019 2020 2021 $307m 8% 8%(1) $283m(1) 2022 2022

12 Deckorators.com BU S I NE S S S E G M E NT S RETAIL SOLUTIONS ProWoodLumber.com OutdoorEssentialProducts.com UFPEdge.com Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more. Premium siding, pattern, trim; interior accent wall products. Pressure-treated decking, timbers, panels and construction materials, including fire-retardant. The industry’s leading innovator of composite decking, railing and accessories. On-trend brands to all major building products retailers, supported with best-in-class in-store and e-commerce support. 2022

13 2022 2013 $69m 6% New Products & % of Net Sales $73m 8% $177m 7% Sales % of Sales 2013 35% 66% 34% 68% 32% 65% Commodity Value-added Value-added as a % of Net Sales UFPpackaging.com Protective Packaging Solutions $57M 2022 BU S I NE S S S E G M E NT S PalletOne $399M 2022 2019 2020 2021 72% 28% 2019 2020 2021 (1) This represents the new product sales, while still sold, that were sunset in 2022 and excluded because they no longer meet the definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing and gaining market penetration. $278m $38m(1) 12% 2%(1) 2022 2022 Structural Packaging $1.9B 2022

BUSINESS SEGMENTS

PACKAGING

STRUCTURAL PACKAGING

Wood, steel, foam and corrugated for mixed material crates and specialty containers. Hard cases, tracking technology, logistics solutions and onsite packaging services.
Lumber processing, composites, foam, metals, panel goods, furniture parts, cabinet, shed, door, and window components.



PALLETONE

New and recycled pallets, design, engineering and testing.



PROTECTIVE PACKAGING SOLUTIONS

Corrugated, stretch/shrink films, labels, machine applicators, facility supplies, hardware and software solutions for all industries.



Innovative packaging solutions and components backed by a global manufacturing footprint and the industry's leading engineering, design, and integrated service teams.

2022

15 BU S I NE S S S E G M E NT S 2022 2013 $148m $60m 4% $54m 5% $136m 3% Sales % of Sales 2013 24% 81% 19% 73% 27% 76% Commodity Value-added Value-added as a % of Net Sales Factory-Built $1.2B 2022 Commercial $336M 2022 Concrete Forming $264M 2022 Site-Built $1.4B 2022 New Products & % of Net Sales (1) This represents the new product sales, while still sold, that were sunset in 2022 and excluded because they no longer meet the definition of new products. New products are defined as those that will generate sales of at least $1 million per year within 4 years of launch and are still growing and gaining market penetration. 2019 2020 2021 23% 77% 2019 2020 2021 $39m(1) 5% 1%(1) 2022 2022

BUSINESS SEGMENTS

CONSTRUCTION

SITE-BUILT

Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. Sales are 75% single family, 25% multifamily.



FACTORY-BUILT

Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for modular and manufactured homes, RV's and mobile offices.



COMMERCIAL

Turnkey project management of consumer environment and architectural interiors. Design, development, engineering, manufacturing, assembly, distribution and installation.



CONCRETE FORMING

Designed, engineered and manufactured forms.



UFPConstruction.com

IDXCorporation.com

https://www.questdisplays.com/

Single-source provider of building components, concrete forms, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency.

2022

17 Lumber trading, packaging and building materials in 65 countries to supply local and multinational customers across major markets. Global industrial packaging solutions provider with manufacturing and distribution facilities in Canada, Mexico, Italy, Australia and India. BU S I NE S S S E G M E NT S 2022 2022 Sales: $409 million

18 SUSTAINABILITY CONTINUUM 2022 Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products from sustainable sources Maintain inclusive, safe working environments Attract and retain diverse top-shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders For UFP, sustainability means more than using and selling renewable materials. It serves our ultimate goal of creating and sustaining value for shareholders. BU S I NE S S M O DE L

19 OUR SUSTAINABILITY PHILOSOPHY We have always believed profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities . Our views on maintaining a sustainable enterprise can be found here. For UFP Industries, doing right doesn’t require departments and titles, but is simply part of who we’ve been and who we continue to be. And that’s how we like it – fewer committees, higher standards, and increased financial and social reward for employees, customers and communities. BU S I NE S S M O DE L Priorities are successful employee outcomes and consistent shareholder return. 2022

20 FINANCIALS

21 OUR PERFORMANCE 7.2% Adjusted EBITDA Margin $4,416 8.4% 9.7% Net Sales $5,154 $8,636 $180 Net Earnings (ACI) $247 $536 0.0 Net Debt to Adjusted EBITDA 15.1% 0.0 0.06 ROIC 21.0% 34.6% 2019 2020 2021 Unit sales growth rate 6% 6% 28% $ Sales in Millions Growth rate 21% 37% 117% $317 Adjusted EBITDA $431 $835 19% 36% 94% 2022 Strong track record of growth and performance improvement with emphasis on raising gross profit dollars per unit. ROIC-focused. 2022 $9,627 0.0 11.4% $693 32.2% 29% $1,097 31% 2% FI NA NCI A LS Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

22 MANAGING LUMBER MARKET RISK Level of lumber prices does not drive profitability Sequential trends impact profit per unit Balanced mix of variable and fixed-price products mitigate risk Adjusted EBITA Margin Lumber Market Volatility* 4.2% 34.5% 39.9% 39.9% 7.2% 8.4% 9.7% 11.4% 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% 2019 2020 2021 2022 Lumber Market Volatility Adjusted EBITDA Margin *Standard deviation of lumber prices divided by average weekly price. 2022 Balanced business model drives stable profit per unit. FI NA NCI A LS Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

23 FI NA NCI A LS 2022 NET SALES (in millions) Long-Term Goal: Unit sales growth of 5% to 7%, including small acquisitions. Net Sales Percent Change $4,416 $5,154 $8,636 $9,627 6% 6% 28% 2% 5% 5% 4% (1)% -5% 5% 15% 25% 35% 45% 55% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Organic Unit Sales Growth Total Unit Sales Growth Net Sales 2019 2020 2021 2022 UFP Consolidated Net Sales Percent Change $1,086 $1,072 $2,148 $2,395 4% (6)% 40% (1)% (2)% (8)% 5% (2)% -15% 0% 15% 30% 45% 60% 75% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 UFP Packaging Net Sales Percent Change $1,499 $2,167 $3,418 $3,651 10% 25% 31% 10% 0% 24% (4)% (5)% -10% 5% 20% 35% 50% 65% 80% $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 UFP Retail Solutions Net Sales Percent Change $1,637 $1,696 $2,698 $3,144 6% (6)% 17% 6% 6% (7)% 14% 6% -15% -5% 5% 15% 25% 35% 45% 55% $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 UFP Construction 2019 2020 2021 2022 2019 2020 2021 2022 2019 2020 2021 2022

24 UFP Consolidated UFP Packaging UFP Retail Solutions UFP Construction FI NA NCI A LS ADJUSTED EBITDA (in millions) 2022 Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Adjusted EBITDA Adjusted EBITDA Margin Adjusted EBITDA Adjusted EBITDA Margin $317 $431 $835 $1,097 7.2% 8.4% 9.7% 11.4% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% $- $200 $400 $600 $800 $1,000 $1,200 2019 2020 2021 2022 Adjusted EBITDA Adjusted EBITDA Margin $101 $100 $300 $376 9.3% 9.3% 14.0% 15.7% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $- $75 $150 $225 $300 $375 $450 2019 2020 2021 2022 Adjusted EBITDA Adjusted EBITDA Margin $75 $170 $151 $180 5.0% 7.8% 4.4% 4.9% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $- $50 $100 $150 $200 $250 2019 2020 2021 2022 Adjusted EBITDA Adjusted EBITDA Margin $96 $98 $283 $422 5.9% 5.8% 10.5% 13.4% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $- $100 $200 $300 $400 $500 2019 2020 2021 2022 Long-Term Goal: Achieve and sustain a 10% adjusted EBITDA margin.

25 UFP Consolidated UFP Packaging UFP Retail Solutions FI NA NCI A LS ADJUSTED EBITDA GROWTH AND UNIT SALES 2022 Percent Growth 6% 6% 28% 2% 19% 36% 94% 31% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 Adjusted EBITDA Growth Unit Sales Growth Long-Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth. UFP Construction Percent Growth 4% (6)% 40% (1)% 34% (1)% 200% 25% -20% 20% 60% 100% 140% 180% 220% 2019 2020 2021 2022 Percent Growth 10% 25% 31% 0% 18% 127% (11)% 19% -40% 10% 60% 110% 160% 2019 2020 2021 2022 Percent Growth 6% (6)% 17% 6% 14% 2% 189% 49% -20% 30% 80% 130% 180% 2019 2020 2021 2022 Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

26 FI NA NCI A LS RETURN ON INVESTED CAPITAL Hurdle Rate = 20% Percent 13.2% 14.0% 15.1% 21.0% 32.2% 34.6% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2017 2018 2019 2020 2021 2022 Long-Term Goal: Earn an incremental return on new investment over our WACC. WACC = 10% 2022 Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

27 FI NA NCI A LS CASH CYCLE 2022 Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding Days 52.4 54.1 55.7 48.1 56.8 56.4 0 10 20 30 40 50 60 70 2017 2018 2019 2020 2021 2022

28 BALANCED USE OF FREE CASH FLOW Acquisitions to contribute half of our total annual unit sales growth CapEx plan of $200M to $225M in 2023 Opportunistic share repurchases to offset issuances Increasing dividends $349 $336 $512 $832 $25 $31 $40 $59 $29 $96 $85 $89 $151 $174 $39 $65 $476 $180 Acquisitions Capex Share Buyback Dividends OCF 2019 2020 2021 Operating Cash Flow and Capital Allocation (in millions) Return-focused approach to capital allocation. 2022 2022 FI NA NCI A LS

29 FI NA NCI A LS CAPITAL STRUCTURE Percent Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 12.8% 15.7% 0.0% 0.0% 2.5% 0.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2017 2018 2019 2020 2021 2022 0.60 0.80 - - 0.06 - 0.0 0.5 1.0 1.5 2.0 2.5 2017 2018 2019 2020 2021 2022 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement. Conservative capital structure ensures ample resources to pursue prudent investment opportunities. 2022

30 FI NA NCI A LS 2022 NET SALES Q4 2022 (in millions) $2,489 $2,901 $2,323 $1,914 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Consolidated Organic Unit Sales YOY Growth Total Unit Sales YOY Growth Net Sales $993 $1,121 $845 $691 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Retail Solutions $611 $676 $585 $522 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Packaging $787 $975 $777 $605 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Construction 10% 3% 5% (9)% 3% 2% 3% (10)% 12% (6)% 6% (2)% (9)% (7)% 3% (11)% (3)% 0% 1% 0% (4)% (1)% (2)% 2% 15% 17% 8% (14)% 14% 17% 8% (14)%

31 FI NA NCI A LS 2022 ADJUSTED EBITDA Q4 2022 (in millions) $2.9 $2.0 $2.1 $292 $319 $274 $213 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Consolidated Adjusted EBITDA Adjusted EBITDA Margin $2.9 $2.0 $2.1 $78 $31 $36 $34 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Retail Solutions $2.9 $2.0 $2.1 $92 $105 $90 $89 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Packaging $2.9 $2.0 $2.1 $85 $138 $116 $84 Q1 2022 Q2 2022 Q3 2022 Q4 2022 UFP Construction 11.7% 11.0% 11.8% 11.1% 7.9% 2.8% 4.2% 5.0% 15.1% 15.5% 15.4% 17.0% 10.8% 14.2% 14.9% 13.9% Non-GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

32 2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598-9663 - UFPI.com THANK YOU.